USA Mutuals Vice Global Fund (the “Fund”)

Institutional Class – VICVX

Investor Class – VICEX

Class A – VICAX

Class C – VICCX

a Series of Northern Lights Fund Trust IV (the “Trust”)

Supplement dated July 21, 2021

to the Prospectus and Statement of Additional Information (“SAI”) dated January 22, 2021 as supplemented March 31, 2021 and June 21, 2021

Important Notice Regarding Change in Name

Effective on or about July 29, 2021, the Fund’s name will change to USA Mutuals Vice Fund. Accordingly, all references to USA Mutuals Vice Global Fund in the Prospectus and SAI are replaced in their entirety.

______________________________________________________________________

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI dated January 22, 2021, as supplemented March 31, 2021 and June 21, 2021, which provides information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting usamutuals.com or by calling 1-866-264-8783.